UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2005
                               (November 1, 2005)

                                 --------------

                        REDHOOK ALE BREWERY, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Washington                      0-26542                  91-1141254
(State or Other Jurisdiction     (Commission file number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                        14300 NE 145th Street, Suite 210
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices, Zip Code)

                                 (425) 483-3232
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 1, 2005 the Registrant publicly disseminated a press release announcing certain financial results for the quarter ended September 30, 2005. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be "filed" under the Securities Exchange Act of 1934:

     Exhibit No.            Exhibit
     -------------------    ----------------------------------------------------
     99.1                   Press Release dated November 1, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REDHOOK ALE BREWERY, INCORPORATED



Dated:  November 1, 2005                    By:   /s/ David J. Mickelson
                                                -----------------------------
                                                   David J. Mickelson
                                                   Executive Vice President,
                                                   Chief Financial Officer and
                                                   Chief Operating Officer


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
--------------    --------------------------------------------------------------

99.1              Press Release dated November 1, 2005